UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2024

VIRIDIAN THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36483	47-1187261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 Crescent Street, Suite 401 Waltham, MA	02453
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 272-4600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	VRDN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

On June 17, 2024, Viridian Therapeutics, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) at which holders of the Company’s common stock as of the close of business on April 23, 2024 (the “Record Date”) were entitled to vote. As of the close of business on the Record Date, 63,822,468 shares of the Company’s common stock were issued and outstanding.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the Annual Meeting, the Company’s stockholders approved a further amendment and restatement of the Company’s Amended and Restated 2016 Equity Incentive Plan (as so amended, the “2016 Plan”), including an increase by 2,000,000 of the shares available for issuance thereunder.

For additional information regarding the 2016 Plan, please refer to the heading “Plan Summary” contained in Proposal 4 of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 26, 2024 (the “Proxy Statement”).

The foregoing description and the summary contained in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the 2016 Plan, which is filed hereto as Exhibit 10.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, each of the Company’s director nominees was elected and the other proposals voted on were approved. The final voting results are set forth below:

1. Election of the two Class III director nominees to serve until the 2027 Annual Meeting of Stockholders:

	For	Withheld	Broker Non-Votes
Stephen Mahoney	56,413,440	156,106	1,902,188
Arlene M. Morris	31,631,097	24,938,449	1,902,188

2. Ratification of the selection of KPMG LLP as the Company’s independent auditor for 2024:

For	Against	Abstentions	Broker Non-Votes
58,418,569	31,748	21,417	—

3. Approval, on an advisory basis, of the compensation of the Company’s named executive officers:

For	Against	Abstentions	Broker Non-Votes
32,797,468	23,748,216	23,862	1,902,188

4. Approval of a further amendment and restatement of the Company’s Amended and Restated 2016 Equity Incentive Plan, including an increase by 2,000,000 of the shares available for issuance thereunder:

For	Against	Abstentions	Broker Non-Votes
32,220,474	24,328,888	20,184	1,902,188

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

10.1	Viridian Therapeutics, Inc. Amended and Restated 2016 Equity Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viridian Therapeutics, Inc.

Date: June 20, 2024	By:	/s/ Stephen Mahoney
Stephen Mahoney
President, Chief Executive Officer, and Director